Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2014
Debt and Capital Lease Obligations [Abstract]
DEBT AND CAPITAL LEASE OBLIGATIONS

7.	DEBT AND CAPITAL LEASE OBLIGATIONS
Revolving Credit Facility
We have a $300.0 million senior unsecured revolving credit facility agreement (the Revolver) with a group of lenders. The Revolver matures in December 2018. The Revolver includes sub-facilities for swingline loans and letters of credit. Our obligations under the Revolver will be jointly and severally guaranteed by all of our directly owned material subsidiaries. As of December 31, 2014 and 2013, the only guarantor under the Revolver was our wholly owned subsidiary, Valero Partners Operating Co. LLC.
Outstanding borrowings under the Revolver bear interest, at our option, at either (a) the adjusted LIBO rate (as described in the Revolver) for the applicable interest period in effect from time to time plus the applicable margin or (b) the alternate base rate (as described in the Revolver) plus the applicable margin. The Revolver also provides for customary fees, including administrative agent fees, participation fees, and commitment fees.
The Revolver contains certain restrictive covenants, including a covenant that requires us to maintain a ratio of total debt to EBITDA (as described in the Revolver) for the prior four fiscal quarters of not greater than 5.0 to 1.0 as of the last day of each fiscal quarter (5.5 to 1.0 during the specified period following certain acquisitions). The Revolver contains representations and warranties, affirmative and negative covenants, and events of default that are usual and customary for an agreement of this type that could, among other things, limit our ability to pay distributions to our unitholders.
As of December 31, 2014 and 2013, there were no borrowings and no letters of credit outstanding under the Revolver. In addition, there were no borrowings or repayments under the Revolver during the years ended December 31, 2014 and 2013. As of December 31, 2014, our ratio of total debt to EBITDA, calculated in accordance with the terms of the Revolver, was 0.03.
In connection with the acquisition of the Houston and St. Charles Terminal Services Business as described in Note 3, we borrowed $200.0 million under the Revolver on March 2, 2015. This borrowing bears interest at a variable rate, which was 1.4375 percent as of March 2, 2015. Accrued interest is payable in arrears on each Interest Payment Date (as defined in the Revolver) and on the maturity date.
Subordinated Credit Agreement
On March 2, 2015, we entered into a subordinated credit agreement with Valero (the Loan Agreement) under which we borrowed $160.0 million (the loan) to finance a portion of the Houston and St. Charles Terminal Services Business. The loan matures on March 1, 2020 and may be prepaid at any time without penalty; we are not permitted to reborrow amounts. The loan bears interest at the LIBO Rate (as defined in the Loan Agreement) plus the applicable margin. Accrued interest is payable in arrears on each Interest Payment Date (as defined in the Loan Agreement) and on the maturity date. As of March 2, 2015, the interest rate was 1.4219 percent.

Capital Lease Obligations
We have certain pipeline assets under capital lease agreements. These capital lease agreements have remaining terms that expire during 2016 and have automatic renewal terms for 30 years with renewal rentals adjusted for inflation. As of December 31, 2014, our future minimum rentals for our capital leases were as follows (in thousands):

2015	$1,414
2016	963
Total minimum rental payments	2,377
Less interest expense	(264)
Unamortized fair value adjustment	606
Capital lease obligations	$2,719

The unamortized fair value adjustment is the remaining balance as of December 31, 2014 of a fair value adjustment recorded in connection with capital leases acquired by our Predecessor as part of a business acquisition in September 2005.